UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

CASCADE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	000-25286	91-1661954
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 Colby Avenue, Everett, WA 98201
(Address of principal executive offices, including Zip Code)
(425) 339-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.07  Submission of Matters to a Vote of Security Holders

On May 31, 2011, Cascade Financial Corporation (“Cascade Financial”) held a special meeting of its shareholders relating to its pending merger with Opus Bank (“Opus”) pursuant to the Agreement and Plan of Reorganization, dated as of March 3, 2011, among Cascade Financial, Cascade Bank, Opus Acquisition, Inc. (a wholly-owned subsidiary of Opus) and Opus (the “Merger Agreement”). Pursuant to the Merger Agreement, Opus Acquisition, Inc. will be merged with and into Cascade Financial, with Cascade Financial continuing thereafter as a wholly-owned subsidiary of Opus, and Cascade Bank will be merged into Opus.

At the meeting, Cascade Financial shareholders present in person or by proxy representing approximately 74.51% of Cascade Financial’s outstanding common stock, voted to approve the merger with Opus and to adopt the Merger Agreement, based on the following vote on proposal 1:

For	Against	Abstain	Broker Non-Votes
8,339,771	740,548	63,771	0

          Approximately 67.96% of Cascade Financial’s outstanding common stock was voted in favor of the merger.

          Since the merger proposal was approved, it was not necessary to consider proposal 2, the proposal to adjourn the meeting to a later date in the event there were not sufficient votes at the time of the meeting to approve and adopt the Merger Agreement, and the results of the vote on proposal 2 were not announced at the meeting.

ITEM 8.01  Other Events

On June 1, 2011, Cascade Financial issued a press release announcing the results of its meeting of shareholders relating to the pending merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

(d)	Exhibit Number	Document Description
	99.1	Press Release dated June 1, 2011.

Forward-Looking Statements

This report contains statements that are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided to assist in the understanding of anticipated future financial results. However, such forward-looking statements involve risks and uncertainties relating to interest rates, approval and completion of the merger with Opus Bank, regulatory enforcement actions to which Cascade Financial and Cascade Bank are currently and may in the future be subject, inability to attract and retain deposits, changes in capital classifications, changes in the level of nonperforming assets and charge-offs, and general market risks. For a discussion of certain factors that may cause such forward-looking statements to differ materially from Cascade Financial's actual results, see the company's Annual Report on Form 10-K for the year ended December 31, 2010, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, and other reports filed with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:           June 1, 2011
CASCADE FINANCIAL CORPORATION
By: /s/ Debra L. Johnson
Debra L. Johnson Executive Vice President and CFO

EXHIBIT INDEX

Exhibit                 Description

99.1                      Press Release dated June 1, 2011.